             As Filed with the Securities and Exchange Commission
                               on June 19, 1998
                             File No. 333 - ____

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                      ___________________________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                      ___________________________________
                            MOHAWK INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

               DELAWARE                                   52-1604305
     (State or Other Jurisdiction of                   (I.R.S. Employer
     Incorporation or Organization)                 Identification Number)

   POST OFFICE BOX 12069, 160 SOUTH INDUSTRIAL BLVD., CALHOUN, GEORGIA 30703 (Address, including zip code, and telephone number of Principal Executive
                                   Offices)

                        ALADDIN RETIREMENT SAVINGS PLAN
                           (Full Title of the Plan)

                                 DAVID L. KOLB
                             POST OFFICE BOX 12069
                            SOUTH INDUSTRIAL BLVD.
                            CALHOUN, GEORGIA 30703
                                (706) 629-7721
(Name, address, including zip code, and telephone number, including area code, of Agent for Service)
                               _________________

                        CALCULATION OF REGISTRATION FEE

============================================================================================================
                                                          PROPOSED           PROPOSED
       TITLE OF SECURITIES              AMOUNT TO          MAXIMUM           MAXIMUM           AMOUNT OF
         TO BE REGISTERED           BE REGISTERED (1)  OFFERING PRICE       AGGREGATE       REGISTRATION FEE
                                                        PER UNIT (2)    OFFERING PRICE (2)
------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value (3)           1,000,000           $32.00         $32,000,000             $9,440

============================================================================================================

(1) The Registration Statement also covers any additional shares that may hereafter become issuable as a result of the adjustment and anti-dilution provisions of the employee benefit plan described herein.
(2) Determined in accordance with rule 457(h), the registration fee calculation as based on the average of the high and low prices of the Registrant's Common Stock reported on the New York Stock Exchange Composite Tape on June 11, 1998.
(3) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

PART II.  INFORMATION REQUIRED IN REGISTRATION STATEMENT
--------------------------------------------------------

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents are incorporated by reference into this Registration Statement and are deemed to be a part hereof from the date of the filing of such documents:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 Annual Report").

     (2) The information required by Form 11-K for the Aladdin Retirement Savings Plan (the "Plan") filed as a Form 10-K/A (Amendment No. 1) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

     (3)  All other reports filed by the Registrant of the Plan pursuant to
Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant's 1997 Annual Report, including the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 28, 1998 and the Registrant's Current Report on Form 8-K, dated February 5, 1998.

     (4) The description of Common Stock contained in the Registrant's Registration Statements filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description.

     (5) All other documents subsequently filed by the Registrant and the Plan pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

ITEM 4.   DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article 12 of the Restated Certificate of Incorporation of the Registrant requires the Registrant to indemnify any person who is or was a director or officer of the Registrant, or any other person who is serving or did serve at the request of the Registrant in any such capacity with another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Delaware as now in effect or as may hereafter be amended. Article XII of the Registrant's Amended and Restated Bylaws sets forth certain procedural rights to indemnification and advancement of expenses within the above directive of the Restated Certificate of Incorporation. Such Bylaw provision also permits the Registrant, to the extent authorized from time to time by the Board of Directors, to grant rights to indemnification, and to the advancement of expenses, to any other employee or agent of the Registrant (or any person serving at the Registrant's request as a trustee, employee or agent of another enterprise) to the fullest extent of the provisions of such Article XII in case of the indemnification and advancement of expenses of directors and officers of the Registrant, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

     The Restated Certificate of Incorporation contains a provision which limits, to the fullest extent permitted by law, director liability for monetary damages for breaches of fiduciary duty as a director.

     The Registrant maintains an insurance policy insuring the Registrant and directors and officers of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8.   EXHIBITS

     The Company will submit or has submitted the Plan and an Amendment thereto to the Internal Revenue Service (IRS) in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code. The exhibits included as part of this Registration Statement are as follows:

     EXHIBIT NUMBER      DESCRIPTION
     --------------      -----------

           4.1 Restated Certificate of Incorporation of the Registrant. (Incorporated herein by reference to Exhibit 3.1 in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

           4.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant, effective June 3, 1998.

           4.3 Amended and Restated By-Laws of the Registrant.(Incorporated herein by reference to Exhibit 3.2 in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

           5        Opinion of Alston & Bird LLP.

          23.1      Consent of Alston & Bird LLP (included in Exhibit 5).

          23.2      Consent of KPMG Peat Marwick LLP.

          24 Power of Attorney (included on the signature page of this Registration Statement).

     ITEM 9.   UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i)    To include any prospectus required by Section 10(a)(3) of
     the Securities Act of   1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement, shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 19, 1998.

                                MOHAWK INDUSTRIES, INC.
                                      (Registrant)

                                By:         /s/ David L. Kolb
                                      ------------------------------------------
                                      David L. Kolb
                                      Chairman and Chief Executive Officer

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Kolb as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                      CAPACITY                                    DATE
---------                      --------                                    ----
  /s/ David L. Kolb            Chairman and Chief Executive Officer        June 19, 1998
-----------------------------
David L. Kolb                  (Principal Executive Officer) and Director

  /s/ John D. Swift            Chief Financial Officer                     June 19, 1998
-----------------------------
John D. Swift                  (Principal Accounting Officer)

  /s/ Leo Benatar              Director                                    June 19, 1998
-----------------------------
Leo Benatar

  /s/ Bruce C. Bruckmann       Director                                    June 19, 1998
-----------------------------
Bruce C. Bruckmann

  /s/ Alan S. Lorberbaum       Director                                    June 19, 1998
-----------------------------
Alan S. Lorberbaum

  /s/ Jeffrey S. Lorberbaum    Director                                    June 19, 1998
-----------------------------
Jeffrey S. Lorberbaum

  /s/ Larry W. McCurdy         Director                                    June 19, 1998
-----------------------------
Larry W. McCurdy

  /s/ Robert N. Pokelwaldt     Director                                    June 19, 1998
-----------------------------
Robert N. Pokelwaldt

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 19, 1998.

                                 Aladdin Retirement Savings Plan

                                 By:  SunTrust Bank, Inc., Trustee

                                 By:         /s/ Christopher C. Ely
                                      -----------------------------------
                                      Christopher C. Ely,
                                      Trust Officer

                                 EXHIBIT INDEX
                                      TO
                      REGISTRATION STATEMENT ON FORM S-8


EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

         4.1 Restated Certificate of Incorporation of the Registrant. (Incorporated herein by reference to Exhibit 3.1 in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

         4.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant, effective June 3, 1998.

         4.3 Amended and Restated By-Laws of the Registrant.(Incorporated herein by reference to Exhibit 3.2 in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

          5    Opinion of Alston & Bird LLP.

         23.1  Consent of Alston & Bird LLP (included in Exhibit 5).

         23.2  Consent of KPMG Peat Marwick LLP.

         24 Power of Attorney (included on the signature page of this Registration Statement).